                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):June 16, 1997


                         HOME EQUITY LOAN TRUST 1997-B
                         -----------------------------

             (Exact name of registrant as specified in its charter)


        Minnesota                      33-55853                 Applied for
----------------------------------- --------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)              file numbers)           identification no.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota    55102-1639
--------------------------------------------------------------------------------
             (Address of principal executive offices)                 (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------

                                 Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on June 16, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               ------------  -----------
                   99.1      Monthly Report delivered to
                             Certificateholders on
                             June 16, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 16, 1997


                                       HOME EQUITY LOAN TRUST 1997-B


                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/  Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                             INDEX TO EXHIBITS



Exhibit
Number                                                       Page
-------                                                      ----

 99.1      Monthly Report delivered to Certificateholders      5
           on June 16, 1997.